EXHIBIT 99.3

--------------------------------------------------------------------------------------------------------------------

    ConocoPhillips                  SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                                                                   Millions of Dollars
                                ------------------------------------------------------------------------------------
                                                       2006                                     2007
                                -------------------------------------------  ---------------------------------------
                                    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                -------------------------------------------  ---------------------------------------
Income (Loss) from Continuing Operations
U.S. E&P                              1,181   1,300     995     872   4,348      916   1,055   1,225           3,196
International E&P                     1,372   2,004     909   1,215   5,500    1,413  (3,459)    857          (1,189)
---------------------------------------------------------------------------  ---------------------------------------
Total E&P                             2,553   3,304   1,904   2,087   9,848    2,329  (2,404)  2,082           2,007
---------------------------------------------------------------------------  ---------------------------------------

Midstream                               110     108     169      89     476       85     102     104             291
---------------------------------------------------------------------------  ---------------------------------------

U.S. R&M                                297   1,433   1,444     741   3,915      896   1,879     873           3,648
International R&M                        93     275      20     178     566      240     479     434           1,153
---------------------------------------------------------------------------  ---------------------------------------
Total R&M                               390   1,708   1,464     919   4,481    1,136   2,358   1,307           4,801
---------------------------------------------------------------------------  ---------------------------------------

LUKOIL Investment                       249     387     487     302   1,425      256     526     387           1,169

Chemicals                               149     103     142      98     492       82      68     110             260

Emerging Businesses                       8     (12)     11       8      15       (1)    (12)      3            (10)

Corporate and Other                    (168)   (412)   (301)   (306) (1,187)    (341)   (337)   (320)          (998)

---------------------------------------------------------------------------  ---------------------------------------
Consolidated                          3,291   5,186   3,876   3,197  15,550    3,546     301   3,673           7,520
===========================================================================  =======================================

Cumulative Effect of Accounting Changes
U.S. E&P                                  -       -       -       -       -        -       -       -               -
International E&P                         -       -       -       -       -        -       -       -               -
---------------------------------------------------------------------------  ---------------------------------------
Total E&P                                 -       -       -       -       -        -       -       -               -
---------------------------------------------------------------------------  ---------------------------------------

Midstream                                 -       -       -       -       -        -       -       -               -
---------------------------------------------------------------------------  ---------------------------------------

U.S. R&M                                  -       -       -       -       -        -       -       -               -
International R&M                         -       -       -       -       -        -       -       -               -
---------------------------------------------------------------------------  ---------------------------------------
Total R&M                                 -       -       -       -       -        -       -       -               -
---------------------------------------------------------------------------  ---------------------------------------

LUKOIL Investment                         -       -       -       -       -        -       -       -               -

Chemicals                                 -       -       -       -       -        -       -       -               -

Emerging Businesses                       -       -       -       -       -        -       -       -               -

Corporate and Other                       -       -       -       -       -        -       -       -               -

---------------------------------------------------------------------------  ---------------------------------------
Consolidated                              -       -       -       -       -        -       -       -               -
===========================================================================  =======================================

Income (Loss) from Discontinued Operations
Corporate and Other                       -       -       -       -       -        -       -       -               -
===========================================================================  =======================================


Net Income (Loss)
U.S. E&P                              1,181   1,300     995     872   4,348      916   1,055   1,225           3,196
International E&P                     1,372   2,004     909   1,215   5,500    1,413 (3,459)     857          (1,189)
---------------------------------------------------------------------------  ---------------------------------------
Total E&P                             2,553   3,304   1,904   2,087   9,848    2,329  (2,404)  2,082           2,007
---------------------------------------------------------------------------  ---------------------------------------

Midstream                               110     108     169      89     476       85     102     104             291
---------------------------------------------------------------------------  ---------------------------------------

U.S. R&M                                297   1,433   1,444     741   3,915      896   1,879     873           3,648
International R&M                        93     275      20     178     566      240     479     434           1,153
---------------------------------------------------------------------------  ---------------------------------------
Total R&M                               390   1,708   1,464     919   4,481    1,136   2,358   1,307           4,801
---------------------------------------------------------------------------  ---------------------------------------

LUKOIL Investment                       249     387     487     302   1,425      256     526     387           1,169

Chemicals                               149     103     142      98     492       82      68     110             260

Emerging Businesses                       8     (12)     11       8      15       (1)    (12)      3             (10)

Corporate and Other                    (168)   (412)   (301)   (306) (1,187)    (341)   (337)   (320)           (998)

---------------------------------------------------------------------------  ---------------------------------------
Consolidated                          3,291   5,186   3,876   3,197  15,550    3,546     301   3,673           7,520
===========================================================================  =======================================



                                                                                                        Page 1 of 12

--------------------------------------------------------------------------------------------------------------------

    ConocoPhillips             INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES


                                                                   Millions of Dollars
                                    --------------------------------------------------------------------------------
                                                       2006                                     2007
                                    ---------------------------------------  ---------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                    ---------------------------------------  ---------------------------------------

  Income from Continuing Operations
    Before Income Taxes
  U.S. E&P                            1,853   2,062   1,598   1,380   6,893    1,425   1,627   1,867           4,919
  International E&P                   2,862   3,814   3,460   2,948  13,084    2,894 (1,976)   2,357           3,275
  -------------------------------------------------------------------------  ---------------------------------------
  Total E&P                           4,715   5,876   5,058   4,328  19,977    4,319   (349)   4,224           8,194
  -------------------------------------------------------------------------  ---------------------------------------

  Midstream                             173     187     214     150     724      132     156     157             445
  -------------------------------------------------------------------------  ---------------------------------------

  U.S. R&M                              512   2,260   2,282   1,195   6,249    1,400   2,891   1,369           5,660
  International R&M                     112     343     107     222     784      218     633     403           1,254
  -------------------------------------------------------------------------  ---------------------------------------
  Total R&M                             624   2,603   2,389   1,417   7,033    1,618   3,524   1,772           6,914
  -------------------------------------------------------------------------  ---------------------------------------

  LUKOIL Investment                     257     398     496     311   1,462      262     542     396           1,200

  Chemicals                             209     134     191     128     662      107      80     140             327

  Emerging Businesses                     9     (20)     14      11      14       (3)    (20)    (17)            (40)

  Corporate and Other                  (190)   (496)   (425)   (428) (1,539)    (369)   (415)   (308)         (1,092)

  -------------------------------------------------------------------------  ---------------------------------------
  Consolidated                        5,797   8,682   7,937   5,917  28,333    6,066   3,518   6,364          15,948
  =========================================================================  =======================================


  Income from Continuing Operations
    Effective Tax Rates
  U.S. E&P                            36.3%   37.0%   37.7%   36.8%   36.9%    35.7%   35.2%   34.4%           35.0%
  International E&P                   52.1%   47.5%   73.7%   58.8%   58.0%    51.2%       -   63.6%               -
  -------------------------------------------------------------------------  ---------------------------------------
  Total E&P                           45.9%   43.8%   62.4%   51.8%   50.7%    46.1%       -   50.7%           75.5%
  -------------------------------------------------------------------------  ---------------------------------------

  Midstream                           36.4%   42.2%   21.0%   40.7%   34.3%    35.6%   34.6%   33.8%           34.6%
  -------------------------------------------------------------------------  ---------------------------------------

  U.S. R&M                            42.0%   36.6%   36.7%   38.0%   37.3%    36.0%   35.0%   36.2%           35.5%
  International R&M                   17.0%   19.8%   81.3%   19.8%   27.8%   -10.1%   24.3%   -7.7%            8.1%
  -------------------------------------------------------------------------  ---------------------------------------
  Total R&M                           37.5%   34.4%   38.7%   35.1%   36.3%    29.8%   33.1%   26.2%           30.6%
  -------------------------------------------------------------------------  ---------------------------------------

  LUKOIL Investment                    3.1%    2.8%    1.8%    2.9%    2.5%     2.3%    3.0%    2.3%            2.6%

  Chemicals                           28.7%   23.1%   25.7%   23.4%   25.7%    23.4%   15.0%   21.4%           20.5%

  Emerging Businesses                 11.1%   40.0%   21.4%   27.3%   -7.1%    66.7%   40.0%       -           75.0%

  Corporate and Other                 11.6%   16.9%   29.2%   28.5%   22.9%     7.6%   18.8%   -3.9%            8.6%

  -------------------------------------------------------------------------  ---------------------------------------
  Consolidated                        43.2%   40.3%   51.2%   46.0%   45.1%    41.5%   91.4%   42.3%           52.8%
  =========================================================================  =======================================


                                                                                                        Page 2 of 12
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

--------------------------------------------------------------------------------------------------------------------

                    CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)

    ConocoPhillips                                                Millions of Dollars
                                    --------------------------------------------------------------------------------
                                                       2006                                     2007
                                    ---------------------------------------  ---------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                    ---------------------------------------  ---------------------------------------



  U.S. E&P
  Gain (loss) on asset sales          -      15       -      33       48        36       11       -              47
  FERC Rulings                        -       -       -       -        -         -        -      94              94
  Impairments                         -     (26)      -     (10)     (36)        -        -       -               -
  Insurance premium adjustments      (2)      -      (5)     (4)     (11)        -        -       -               -
  Pending claims and settlements      -       -      18       -       18         -        -       -               -
  Business interruption insurance
   claims recovery                    -       -      15       -       15         -        -       -               -
  Enacted tax legislation             -       2       -       -        2         -        -       -               -
  -------------------------------------------------------------------------  ---------------------------------------
    Total                            (2)     (9)     28      19       36        36       11      94             141
  -------------------------------------------------------------------------  ---------------------------------------

  International
   E&P
  Gain (loss) on asset sales          -      25       -       -       25       407      (82)    164             489
  Insurance premium adjustments     (10)      -     (10)     (8)     (28)        -        -       -               -
  International tax law changes       -     401    (270)    (31)     100        38        -       -              38
  Impairment - expropriated assets    -       -       -       -        -         -   (4,512)      -          (4,512)
  Impairments                         -       -      (4)   (104)    (108)      (88)     (33)    (32)           (153)
  Business interruption insurance
   claims recovery                    -       -      11       3       14         -        -       -               -
  Pending claims and settlements      -       -       -      25       25         -        -       -               -
  -------------------------------------------------------------------------  ---------------------------------------
    Total                           (10)    426    (273)   (115)      28       357   (4,627)    132          (4,138)
  -------------------------------------------------------------------------  ---------------------------------------

  Total E&P                         (12)    417    (245)    (96)      64       393   (4,616)    226          (3,997)
  -------------------------------------------------------------------------  ---------------------------------------

  Midstream
  Business interruption insurance
   claims recovery                    -       -       -       5        5         -        -       -               -
  DCP Midstream's sale of TEPPCO
   general ptnr                       -       -      30       -       30         -        -       -               -
  Enacted tax legislation             -      (6)      -       -       (6)        -        -       -               -
  -------------------------------------------------------------------------  ---------------------------------------
    Total                             -      (6)     30       5       29         -        -       -               -
  -------------------------------------------------------------------------  ---------------------------------------

  U.S. R&M
  Gain (loss) on asset sales          -       -       -       -        -         -        -       2               2
  Impairments                         -       -     (35)   (192)    (227)      (13)       -       3             (10)
  Insurance premium adjustments      (6)      -      (7)     (6)     (19)        -        -       -               -
  Business interruption insurance
   claims recovery                    -       -     111       -      111         -        -       -               -
  Enacted tax legislation             -      34       -       -       34         -        -       -               -
  -------------------------------------------------------------------------  ---------------------------------------
    Total                            (6)     34      69    (198)    (101)      (13)       -       5              (8)
  -------------------------------------------------------------------------  ---------------------------------------

  International
   R&M
  Gain (loss) on asset sales          -       -       -       -        -         -      163     158             321
  Impairments                         -       -    (214)      -     (214)      148       (5)    (30)            113
  Germany tax rate change             -       -       -       -        -         -        -     141             141
  Insurance premium adjustments      (1)      -      (1)     (1)      (3)        -        -       -               -
  -------------------------------------------------------------------------  ---------------------------------------
    Total                            (1)      -    (215)     (1)    (217)      148      158     269             575
  -------------------------------------------------------------------------  ---------------------------------------

  Total R&M                          (7)     34    (146)   (199)    (318)      135      158     275             568
  -------------------------------------------------------------------------  ---------------------------------------

  LUKOIL
   Investment
  Ownership interest adjustment       -       -      23       -       23         -        -       -               -
  -------------------------------------------------------------------------  ---------------------------------------
    Total                             -       -      23       -       23         -        -       -               -
  -------------------------------------------------------------------------  ---------------------------------------

  Chemicals
  Business interruption insurance
   claims recovery                    -       -       7      13       20         -        -       -               -
  Asset retirements recorded
   by CPChem                          -       -       -     (16)     (16)        -      (21)      -             (21)
  Enacted tax legislation             -      (5)      -       -       (5)        -        -       -               -
  -------------------------------------------------------------------------  ---------------------------------------
    Total                             -      (5)      7      (3)      (1)        -      (21)      -             (21)
  -------------------------------------------------------------------------  ---------------------------------------

  Emerging Businesses
  Property write-down                 -     (14)      -       -      (14)        -        -       -               -
  -------------------------------------------------------------------------  ---------------------------------------
    Total                             -     (14)      -       -      (14)        -        -       -               -
  -------------------------------------------------------------------------  ---------------------------------------

  Corporate and Other
  Acquisition-related expenses       (5)    (39)    (32)    (22)     (98)      (13)     (16)    (11)            (40)
  FERC Rulings                        -       -       -       -        -         -        -     (14)            (14)
  Premium on early debt retirement    -       -       -       -        -       (14)       -       -             (14)
  Pending claims and settlements    (15)      -       -       -      (15)        -        -       -               -
  Canada tax law change               -     (10)      -       -      (10)        -        -       -               -
  -------------------------------------------------------------------------  ---------------------------------------
    Total                           (20)    (49)    (32)    (22)    (123)      (27)     (16)    (25)            (68)
  -------------------------------------------------------------------------  ---------------------------------------

  Total Company                     (39)    377    (363)   (315)    (340)      501   (4,495)    475          (3,518)
  =========================================================================  =======================================

                                                                                                        Page 3 of 12
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


---------------------------------------------------------------------------------------------------------------------------

    ConocoPhillips                                CASH FLOW INFORMATION


                                                                    Millions of Dollars
                               --------------------------------------------------------------------------------------------
                                                     2006                                           2007
                               ----------------------------------------------  --------------------------------------------
                                1st Qtr  2nd Qtr  3rd Qtr  4th Qtr     YTD     1st Qtr  2nd Qtr  3rd Qtr  4th Qtr    YTD
                               ----------------------------------------------  --------------------------------------------
Cash Flows from Operating
 Activities
  Net income                      3,291    5,186    3,876    3,197    15,550     3,546      301    3,673             7,520
  DD&A and impairments            1,180    2,015    2,404    2,368     7,967     2,023    2,114    2,240             6,377
  Impairment - expropriated
   assets                             -        -        -        -         -         -    4,588        -             4,588
  Dry hole costs and leasehold
   impairments                       38       47       56      210       351       148      133       74               355
  Accretion on discounted
   liabilities                       60       73       74       74       281        79       81       81               241
  Deferred income taxes             168     (390)     495      (56)      217        77      103     (125)               55
  Undistributed equity earnings     (67)    (687)    (253)      62      (945)     (557)    (678)    (237)           (1,472)
  Net gain on asset
   dispositions                      (3)     (53)      (8)     (52)     (116)     (499)    (428)    (389)           (1,316)
  Other                            (203)     189     (282)      95      (201)      (94)     182      (60)               28
  Net working capital changes       336   (1,536)    (127)    (261)   (1,588)    2,150   (1,630)     734             1,254
-----------------------------------------------------------------------------  --------------------------------------------
Net Cash Provided by
  Operating Activities            4,800    4,844    6,235    5,637    21,516     6,873    4,766    5,991            17,630
-----------------------------------------------------------------------------  --------------------------------------------

Cash Flows from Investing
 Activities
Capital expenditures and
 investments*:
    E&P                          (2,206)  (2,172)  (2,454)  (2,681)   (9,513)   (2,570)  (2,148)  (2,177)           (6,895)
    Midstream                        (1)      (1)       -       (2)       (4)        -       (2)       -                (2)
    R&M                          (1,635)    (475)    (374)    (532)   (3,016)     (205)    (271)    (276)             (752)
    LUKOIL Investment              (612)    (648)    (702)    (753)   (2,715)        -        -        -                 -
    Chemicals                         -        -        -        -         -         -        -        -                 -
    Emerging Businesses             (12)     (28)      (6)     (37)      (83)      (31)     (34)     (62)             (127)
    Corporate and Other             (48)     (78)     (61)     (78)     (265)      (41)     (45)     (45)             (131)
-----------------------------------------------------------------------------  --------------------------------------------
      Total capital expend. &
       investments               (4,514)  (3,402)  (3,597)  (4,083)  (15,596)   (2,847)  (2,500)  (2,560)           (7,907)
  Acquisition of Burlington
   Resources Inc.*              (14,190)     (94)      (1)       -   (14,285)        -        -        -                 -
  Proceeds from asset
   dispositions                       5       68      173      299       545     1,343      872      842             3,057
Long-term advances to/collections
 from affiliates and other
 investments                       (115)    (151)    (251)    (140)     (657)     (144)     (97)    (118)             (359)
-----------------------------------------------------------------------------  --------------------------------------------
Net Cash Used for Investing
 Activities                     (18,814)  (3,579)  (3,676)  (3,924)  (29,993)   (1,648)  (1,725)  (1,836)           (5,209)
-----------------------------------------------------------------------------  --------------------------------------------

Cash Flows from Financing
 Activities
  Net issuance (repayment) of
   debt                          15,324   (2,756)  (1,630)    (706)   10,232    (3,491)    (865)    (961)           (5,317)
  Issuance of stock                  40       64       41       75       220        40      141       70               251
  Repurchase of stock                 -     (425)    (250)    (250)     (925)   (1,000)  (1,000)  (2,501)           (4,501)
  Dividends                        (496)    (595)    (593)    (593)   (2,277)     (674)    (668)    (667)           (2,009)
  Other                             (27)     (20)     (76)     (62)     (185)      (49)    (104)    (136)             (289)
-----------------------------------------------------------------------------  --------------------------------------------
Net Cash Provided by (Used for)
  Financing Activities           14,841   (3,732)  (2,508)  (1,536)    7,065    (5,174)  (2,496)  (4,195)          (11,865)
-----------------------------------------------------------------------------  --------------------------------------------

Effect of Exchange Rate Changes     (33)     113       (9)     (56)       15        (8)       6        8                 6
-----------------------------------------------------------------------------  --------------------------------------------

Net Change in Cash
  and Cash Equivalents              794   (2,354)      42      121    (1,397)       43      551      (32)              562
Cash and cash
 equivalents
  at beginning of
   period                         2,214    3,008      654      696     2,214       817      860    1,411               817
-----------------------------------------------------------------------------  --------------------------------------------
Cash and Cash Equivalents
  at End of Period                3,008      654      696      817       817       860    1,411    1,379             1,379
=============================================================================  ============================================
 * Net of cash acquired.


                                                                                                               Page 4 of 12
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


--------------------------------------------------------------------------------------------------------------------

    ConocoPhillips                                   TOTAL E&P


                                                       2006                                     2007
                                    ---------------------------------------  ---------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                    ---------------------------------------  ---------------------------------------
  E&P Net Income ($ Millions)            2,553  3,304  1,904  2,087   9,848      2,329 (2,404)  2,082          2,007
  =========================================================================  =======================================

  Production
  Total, Including Equity Affiliates
    and Canadian Syncrude (MBOE/D)       1,610  2,134  2,036  2,047   1,957      2,020   1,910  1,759          1,896
  -------------------------------------------------------------------------  ---------------------------------------
  E&P segment plus LUKOIL Investment
   segment:                              1,932  2,537  2,472  2,485   2,358      2,465   2,383  2,191          2,346
  -------------------------------------------------------------------------  ---------------------------------------

  Crude Oil and Condensate (MB/D)
    Consolidated                           777    924    865    859     856        840     760    730            775
    Equity affiliates                      126    121    104    113     116        120     128     44             98
  -------------------------------------------------------------------------  ---------------------------------------
      Total                                903  1,045    969    972     972        960     888    774            873
  =========================================================================  =======================================
  Sales of crude oil produced (MB/D)       913  1,040    953    988     973        949     876    803            875
  -------------------------------------------------------------------------  ---------------------------------------

  Natural Gas Liquids (MB/D)                97    152    146    150     136        150     145    139            145
  -------------------------------------------------------------------------  ---------------------------------------

  Natural Gas (MMCF/D)
    Consolidated                         3,554  5,498  5,379  5,387   4,961      5,313   5,124  4,916          5,116
    Equity affiliates                       11     10      8      7       9          9       9      -              6
  -------------------------------------------------------------------------  ---------------------------------------
      Total                              3,565  5,508  5,387  5,394   4,970      5,322   5,133  4,916          5,122
  =========================================================================  =======================================

  Canadian Syncrude (MB/D)                  16     19     23     26      21         23      21     27             24
  -------------------------------------------------------------------------  ---------------------------------------

  Industry Prices (Platt's)
  Crude Oil ($/bbl)
    WTI spot                             63.28  70.40  70.38  59.94   66.00      57.99   64.89  75.48          66.12
    Brent dated                          61.75  69.62  69.49  59.68   65.14      57.76   68.76  74.87          67.13
  Natural Gas ($/mmbtu)
    Henry Hub -- First of Month           9.01   6.80   6.58   6.56    7.24       6.77    7.55   6.16           6.83
  -------------------------------------------------------------------------  ---------------------------------------

  Average Realized Prices
  Crude Oil and Condensate ($/bbl)
    Consolidated                         58.97  65.89  67.37  56.87   62.39      55.17   64.55  73.01          63.99
    Equity affiliates                    43.38  52.28  46.98  41.79   46.01      40.02   47.74  44.60          44.30
    Total                                56.63  64.34  65.04  55.10   60.37      53.38   61.97  71.34          61.80
  -------------------------------------------------------------------------  ---------------------------------------

  Natural Gas Liquids ($/bbl)            43.13  41.75  43.62  38.23   41.50      38.56   44.80  48.09          43.71
  -------------------------------------------------------------------------  ---------------------------------------

  Natural Gas ($/mcf)
    Consolidated                          7.26   5.86   5.92   6.13    6.20       6.36    6.45   5.56           6.13
    Equity affiliates                     0.23   0.36   0.32   0.32    0.30       0.29    0.30      -           0.30
    Total                                 7.24   5.85   5.91   6.12    6.19       6.35    6.44   5.56           6.13
  -------------------------------------------------------------------------  ---------------------------------------

  Exploration Charges ($ Millions)

    Dry Holes                               19     15     18    142     194         62      74     23            159
    Lease Impairments                       19     33     37     68     157         86      59     51            196
  -------------------------------------------------------------------------  ---------------------------------------
      Total Non-Cash Charges                38     48     55    210     351        148     133     74            355
    Other (G&G and Lease Rentals)           74     86    142    181     483        114     126    144            384
  -------------------------------------------------------------------------  ---------------------------------------
  Total Exploration Charges                112    134    197    391     834        262     259    218            739
  =========================================================================  =======================================

  Depreciation, Depletion and
    Amortization (DD&A) ($ Millions)       910  1,659  1,860  1,703   6,132      1,802   1,790  1,828          5,420
  -------------------------------------------------------------------------  ---------------------------------------



                                                                                                        Page 5 of 12

--------------------------------------------------------------------------------------------------------------------

    ConocoPhillips                                       U.S. E&P


                                                       2006                                     2007
                                    ---------------------------------------  ---------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                    ---------------------------------------  ---------------------------------------
U.S. E&P Net Income ($ Millions)      1,181  1,300    995    872   4,348      916     1,055   1,225          3,196
===========================================================================  =======================================

 Alaska ($ Millions)                    692    760    425    470   2,347      507       535     765          1,807
---------------------------------------------------------------------------  ---------------------------------------
 Lower 48 ($ Millions)                  489    540    570    402   2,001      409       520     460          1,389
---------------------------------------------------------------------------  ---------------------------------------

Production
Total U.S. (MBOE/D)                     636    894    846    856     808      855       848     821            841
---------------------------------------------------------------------------  ---------------------------------------

Crude Oil and Condensate (MB/D)
  Alaska                                283    279    234    257     263      276       267     241            261
  Lower 48                               64    120    119    113     104      104       105     103            104
---------------------------------------------------------------------------  ---------------------------------------
    Total                               347    399    353    370     367      380       372     344            365
===========================================================================  =======================================
Sales of crude oil produced (MB/D)      363    398    355    371     371      372       370     380            374
------------------------------------------- ------ ------ ------ -------  -------   -------  ------ ------  -------

Natural Gas Liquids (MB/D)*
  Alaska                                 22     20     11     17      17       22        18      15             18
  Lower 48                               29     70     75     72      62       68        71      73             71
---------------------------------------------------------------------------  ---------------------------------------
    Total                                51     90     86     89      79       90        89      88             89
===========================================================================  =======================================
 *Includes reinjection volumes sold
  lease-to-lease:                        14     14      7      9      11       16        15      11             14
---------------------------------------------------------------------------  ---------------------------------------

Natural Gas (MMCF/D)
  Alaska                                163    163    123    131     145      122       100     116            113
  Lower 48                            1,264  2,265  2,320  2,250   2,028    2,190     2,219   2,219          2,210
---------------------------------------------------------------------------  ---------------------------------------
    Total                             1,427  2,428  2,443  2,381   2,173    2,312     2,319   2,335          2,323
===========================================================================  =======================================

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Alaska
    North Slope                       52.92  59.89  62.85  51.11   56.47    48.83     56.31   66.54          57.40
---------------------------------------------------------------------------  ---------------------------------------
    West Coast                        58.87  66.02  69.66  57.00   62.66    55.50     63.26   73.57          64.29
---------------------------------------------------------------------------  ---------------------------------------
  Lower 48                            52.21  59.63  62.45  51.26   57.04    49.32     58.50   67.77          58.57
---------------------------------------------------------------------------  ---------------------------------------
  Total U.S.                          57.70  64.09  67.25  55.26   61.09    53.78     61.91   72.00          62.70
---------------------------------------------------------------------------  ---------------------------------------

Natural Gas Liquids ($/bbl)
  Alaska                              58.88  65.25  67.12  57.03   61.06    55.27     63.52   73.40          63.02
---------------------------------------------------------------------------  ---------------------------------------
  Lower 48                            38.20  38.29  41.34  34.51   38.10    36.46     43.29   46.37          42.18
---------------------------------------------------------------------------  ---------------------------------------
  Total U.S.                          43.00  40.45  42.68  36.74   40.35    37.86     44.17   47.73          43.34
---------------------------------------------------------------------------  ---------------------------------------

Natural Gas ($/mcf)
  Alaska                               3.58   3.42   3.36   4.05    3.59     4.19      4.04    2.15           3.50
---------------------------------------------------------------------------  ---------------------------------------
  Lower 48                             7.50   5.81   6.00   5.85    6.14     6.21      6.51    5.38           6.03
---------------------------------------------------------------------------  ---------------------------------------
  Total U.S.                           7.42   5.78   5.98   5.84    6.11     6.19      6.49    5.36           6.01
---------------------------------------------------------------------------  ---------------------------------------

Kenai, Alaska LNG Sales
  Volume (MMCF/D)                       128    126    110     88     113      104        72      88             88
---------------------------------------------------------------------------  ---------------------------------------
  Sales price per MCF                  6.45   5.16   6.16   6.33    6.00     5.83      5.86    6.01           5.90
---------------------------------------------------------------------------  ---------------------------------------

U.S. Exploration Charges ($ Millions)
  Dry Holes                               8      3      8     67      86       13        36      19             68
  Lease Impairments                       8     15     13     46      82       43        43      43            129
---------------------------------------------------------------------------  ---------------------------------------
    Total Non-Cash Charges               16     18     21    113     168       56        79      62            197
  Other (G&G and Lease Rentals)          14      1     66     55     136       26        40      57            123
---------------------------------------------------------------------------  ---------------------------------------
Total U.S. Exploration Charges           30     19     87    168     304       82       119     119            320
===========================================================================  =======================================
Alaska Only                              18    (7)     50     21      82       17        32      31             80
---------------------------------------------------------------------------  ---------------------------------------

DD&A ($ Millions)
    Alaska                              132    135    137    151     555      168       167     165            500
    Lower 48                            251    634    784    623   2,292      618       661     667          1,946
---------------------------------------------------------------------------  ---------------------------------------
      Total U.S.                        383    769    921    774   2,847      786       828     832          2,446
===========================================================================  =======================================



                                                                                                        Page 6 of 12

---------------------------------------------------------------------------------------------------------------

    ConocoPhillips                             INTERNATIONAL E&P

                                                       2006                                2007
                                    ------------------------------------  -------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr YTD
                                    ------------------------------------  -------------------------------------

International E&P
  Net Income ($ Millions)             1,372  2,004    909  1,215   5,500    1,413 (3,459)    857        (1,189)
========================================================================  =====================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)        974  1,240  1,190  1,191   1,149    1,165   1,062    938          1,055
------------------------------------------------------------------------  -------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                              188    192    190    185     189      179     145    166            163
    United Kingdom                       62     57     50     56      56       55      48     37             47
    Canada                               22     27     26     27      25       21      19     17             19
    China                                25     34     36     36      33       38      32     29             33
    Indonesia                            14     14     11     10      12       13      13     11             12
    Vietnam                              31     22     24     23      25       23      22     22             22
    Timor Sea                            39     39     40     27      36       24      26     21             24
    Libya                                 -     74     71     56      50       45      47     48             47
    Other                                49     66     64     69      63       62      36     35             43
  Equity affiliates
    Canada                                -      -      -      -       -       23      28     29             27
    Russia                               16     15     15     14      15       15      15     15             15
    Venezuela                           110    106     89     99     101       82      85      -             56
------------------------------------------------------------------------  -------------------------------------
  Total                                 556    646    616    602     605      580     516    430            508
========================================================================  =====================================
Sales of crude oil produced (MB/D)      550    642    598    617     602      577     506    423            501
------------------------------------------------------------------------  -------------------------------------

Natural Gas Liquids (MB/D)
  Norway                                 11      8      9      8       9        8       5      7              7
  United Kingdom                          4      4      2      6       4        6       6      4              5
  Canada                                  9     30     28     31      25       31      28     26             29
  Timor Sea                              20     20     20     15      18       12      14     11             12
  Other                                   2      -      1      1       1        3       3      3              3
------------------------------------------------------------------------  -------------------------------------
  Total                                  46     62     60     61      57       60      56     51             56
========================================================================  =====================================

Natural Gas (MMCF/D)
  Consolidated
    Norway                              269    260    260    291     270      247     202    226            225
    United Kingdom                      851    796    665    734     761      785     668    519            656
    Canada                              424  1,204  1,154  1,140     983    1,152   1,133  1,069          1,118
    China                                 -     10      8      9       7       11      12     13             12
    Timor Sea                           144    251    300    243     235      243     250    194            229
    Indonesia                           294    323    342    315     319      331     329    349            336
    Vietnam                              24     19     20     20      21       15      12     19             15
    Libya                                 -      -      -     17       4        5       9      9              7
    Other                               121    207    187    237     188      212     190    183            195
  Equity affiliates
    Canada                                -      -      -      -       -        -       -      -              -
    Russia                                -      -      -      -       -        -       -      -              -
    Venezuela                            11     10      8      7       9        9       9      -              6
------------------------------------------------------------------------  -------------------------------------
    Total                             2,138  3,080  2,944  3,013   2,797    3,010   2,814  2,581          2,799
========================================================================  =====================================

Canadian Syncrude (MB/D)                 16     19     23     26      21       23      21     27             24
------------------------------------------------------------------------  -------------------------------------

Darwin, Australia LNG Sales (MMCF/D)    136    305    411    382     310      388     449    347            395
------------------------------------------------------------------------  -------------------------------------



                                                                                                   Page 7 of 12

---------------------------------------------------------------------------------------------------------------

    ConocoPhillips                         INTERNATIONAL E&P (continued)


                                                       2006                                2007
                                    ------------------------------------  -------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr YTD
                                    ------------------------------------  -------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    Norway                            61.36  68.64  68.48  60.07   64.61    57.36  67.50  75.54          66.41
    United Kingdom                    59.13  65.32  64.67  58.71   62.08    55.52  66.99  72.98          64.27
    Canada                            44.28  60.86  61.00  49.28   54.25    48.70  58.42  67.75          57.74
    China                             57.90  66.68  64.68  51.06   60.00    54.93  66.39  71.79          63.71
    Indonesia                         57.94  58.15  62.69  52.21   57.80    54.66  65.46  72.46          64.32
    Vietnam                           62.34  68.53  71.35  56.77   64.75    57.88  67.03  75.14          66.36
    Timor Sea                         60.37  66.98  66.84  57.27   63.21    59.15  73.51  71.20          67.96
    Libya                                 -  68.07  67.75  58.19   65.11    56.19  67.39  73.88          65.85
    Other                             62.95  69.20  70.39  60.92   65.85    55.73  67.71  74.48          63.64
  Equity affiliates
    Canada                                -      -      -      -       -    32.46  32.46  38.48          34.83
    Russia                            40.86  46.87  48.29  36.86   43.20    37.92  50.25  55.84          48.90
    Venezuela                         43.71  53.03  46.78  42.48   46.40    42.54  51.54      -          47.46
  Total                               55.92  64.50  63.73  55.00   59.92    53.12  62.02  70.75          61.13
------------------------------------------------------------------------  -------------------------------------

Natural Gas Liquids ($/bbl)
  Norway                              42.55  40.99  43.91  39.46   41.61    38.82  45.72  46.77          43.34
  United Kingdom                      35.39  34.87  38.51  22.38   31.29    34.93  39.34  36.91          36.92
  Canada                              46.21  46.73  46.16  43.87   45.62    41.15  46.82  51.77          46.33
  Timor Sea                           46.68  41.35  45.63  41.62   43.95    44.13  49.43  48.71          47.24
  Other                                8.11   8.09   8.11   8.25    8.15     8.32  29.42  34.00          23.74
  Total                               43.25  43.28  44.89  40.25   42.89    39.38  45.64  48.63          44.21
------------------------------------------------------------------------  -------------------------------------

Natural Gas ($/mcf)
  Consolidated
    Norway                             7.28   7.09   7.48   8.58    7.61     7.00   7.10   7.51           7.19
    United Kingdom                     8.81   6.84   7.08   8.52    7.85     8.14   7.23   6.69           7.45
    Canada                             6.28   5.47   5.43   5.91    5.67     6.38   6.60   5.13           6.05
    China                                 -   1.90   4.11   2.80    2.87     2.64   2.74   2.78           2.73
    Timor Sea                          0.67   0.65   0.69   0.74    0.69     0.76   0.68   0.66           0.70
    Indonesia                          7.45   7.53   6.71   5.78    6.86     6.04   6.99   7.78           6.96
    Vietnam                            1.07   1.07   1.07   1.05    1.06     1.10   1.09   1.12           1.10
    Libya                                 -      -      -   0.09    0.09     0.07   0.09   0.09           0.09
    Other                              0.82   2.57   2.04   2.02    1.98     2.71   2.53   2.41           2.55
  Equity affiliates
    Canada                                -      -      -      -       -        -      -      -              -
    Russia                                -      -      -      -       -        -      -      -              -
    Venezuela                          0.23   0.36   0.32   0.32    0.30     0.29   0.30      -           0.30
  Total                                7.13   5.90   5.85   6.36    6.25     6.47   6.40   5.75           6.22
------------------------------------------------------------------------  -------------------------------------

International Exploration Charges
 ($ Millions)
  Dry Holes                              11     12     10     75     108       49     38      4             91
  Lease Impairments                      11     18     24     22      75       43     16      8             67
------------------------------------------------------------------------  -------------------------------------
    Total Non-Cash Charges               22     30     34     97     183       92     54     12            158
  Other (G&G and Lease Rentals)          60     85     76    126     347       88     86     87            261
------------------------------------------------------------------------  -------------------------------------
Total International Exploration
 Charges                                 82    115    110    223     530      180    140     99            419
========================================================================  =====================================

DD&A ($ Millions)                       527    890    939    929   3,285    1,016    962    996          2,974
------------------------------------------------------------------------  -------------------------------------



                                                                                                   Page 8 of 12

--------------------------------------------------------------------------------------------------------------------

    ConocoPhillips                                   R&M

                                                       2006                                     2007
                                   ----------------------------------------  ---------------------------------------
                                   1st Qtr 2nd Qtr 3rd Qtr  4th Qtr   YTD     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                   ----------------------------------------  ---------------------------------------

  R&M Net Income ($ Millions)       390   1,708     1,464      919   4,481   1,136    2,358   1,307           4,801
  =========================================================================  =======================================

   United States ($ Millions)       297   1,433     1,444      741   3,915     896    1,879     873           3,648
  -------------------------------------------------------------------------  ---------------------------------------
   International ($ Millions)        93     275        20      178     566     240      479     434           1,153
  -------------------------------------------------------------------------  ---------------------------------------

  Market Indicators
  U.S. East Coast Crack
   Spread ($/bbl)                  7.52   15.21     10.54     7.86   10.28   11.81    22.57   11.73           15.37
  U.S. Gulf Coast Crack
   Spread ($/bbl)                  8.28   17.26     11.00     6.77   10.83   10.06    24.28   11.74           15.36
  U.S. Group Central
   Crack Spread ($/bbl)            9.81   19.60     17.75    10.11   14.32   14.84    31.26   20.92           22.34
  U.S. West Coast
   Crack Spread ($/bbl)           18.87   32.47     21.70    20.36   23.35   28.68    34.32   16.22           26.40
  U.S. Weighted 3:2:1
   Crack Spread ($/bbl)           10.56   20.39     14.86    10.49   14.07   15.30    27.56   14.74           19.20
  NW Europe Crack Spread ($/bbl)  10.18   15.20     14.18    11.46   12.75   12.06    15.56   13.37           13.66
  Singapore 3:1:2
   Crack Spread ($/bbl)           10.58   19.30     15.13    11.03   14.01   14.06    17.94   14.80           15.60
  U.S. Wholesale Gasoline
   Mktg Mrgn ($/bbl)               0.71    1.83      5.75     1.81    2.52    1.15     2.09    0.65            1.30
  -------------------------------------------------------------------------  ---------------------------------------

  Realized Margins
  Refining Margin ($/bbl)
    U.S.                          10.18   17.23     14.10    11.39   13.29   11.87    19.59   10.86           14.04
    International                  5.30    7.64      6.46     6.22    6.50    5.06     9.68    6.05            6.99
  -------------------------------------------------------------------------  ---------------------------------------
  Marketing Margin ($/bbl)*
    U.S.                           0.12    0.48      2.92     1.34    1.23    1.31     2.36    2.20            1.96
    International                  6.07    6.67     11.17     9.50    8.38    7.08     7.68    9.49            7.99
  -------------------------------------------------------------------------  ---------------------------------------


  DD&A ($ Millions)                 239     253       246      266   1,004     191      196     194             581
  -------------------------------------------------------------------------  ---------------------------------------

  Turnaround Expense ($ Millions)   163     115        42       94     414      75       58      27             160
  -------------------------------------------------------------------------  ---------------------------------------

  Eastern U.S.
  Crude Oil Charge Input (MB/D)     354     281       377      411     356     411      404     383             399
  Total Charge Input (MB/D)         359     309       418      457     386     460      447     414             440
  Crude Oil Capacity
   Utilization (%)                  84%     66%       89%      97%     84%     97%      96%     91%             94%
  Clean Product Yield (%)           90%     87%       88%      90%     89%     89%      86%     86%             87%
  -------------------------------------------------------------------------  ---------------------------------------

  U.S. Gulf Coast
  Crude Oil Charge Input (MB/D)     529     681       730      737     670     744      709     736             729
  Total Charge Input (MB/D)         587     777       822      812     750     823      790     829             814
  Crude Oil Capacity
   Utilization (%)                  72%     93%      100%     101%     91%    102%      97%    100%            100%
  Clean Product Yield (%)           74%     81%       83%      80%     80%     81%      81%     80%             80%
  -------------------------------------------------------------------------  ---------------------------------------

  Western U.S.
  Crude Oil Charge Input (MB/D)     386     419       420      397     406     333      388     415             379
  Total Charge Input (MB/D)         419     443       446      426     433     375      420     445             414
  Crude Oil Capacity
   Utilization (%)                  94%    101%      102%      96%     98%     81%      94%    100%             91%
  Clean Product Yield (%)           79%     81%       80%      79%     80%     79%      79%     80%             79%
  -------------------------------------------------------------------------  ---------------------------------------

  Central U.S. - Consolidated
  Crude Oil Charge Input (MB/D)     571     619       600      583     593     185      170     166             174
  Total Charge Input (MB/D)         613     663       638      621     634     188      175     170             178
  Crude Oil Capacity
   Utilization (%)                  89%     97%       94%      91%     93%     99%      91%     89%             93%
  Clean Product Yield (%)           84%     86%       85%      85%     85%     88%      93%     88%             90%
  -------------------------------------------------------------------------  ---------------------------------------

  Central U.S. - Equity Affiliates
   - Net Share**
  Crude Oil Charge Input (MB/D)       -       -         -        -       -     265      225     280             257
  Total Charge Input (MB/D)           -       -         -        -       -     288      250     301             279
  Crude Oil Capacity
   Utilization (%)                    -       -         -        -       -     96%      81%    101%             93%
  Clean Product Yield (%)             -       -         -        -       -     82%      85%     83%             83%
  -------------------------------------------------------------------------  ---------------------------------------

  TOTAL UNITED STATES
  Crude Oil Charge Input (MB/D)   1,840   2,000     2,127    2,128   2,025   1,938    1,896   1,980           1,938
  Total Charge Input (MB/D)       1,978   2,192     2,324    2,316   2,203   2,134    2,082   2,159           2,125
  Crude Oil Capacity
   Utilization (%)                  83%     91%       96%      96%     92%     95%      93%     97%             95%
  Clean Product Yield (%)           81%     83%       84%      83%     83%     83%      83%     82%             83%
  -------------------------------------------------------------------------  ---------------------------------------

  Refined Products
   Production (MB/D)
  Gasoline                          890   1,031     1,084    1,061   1,017     962      957     959             959
  Distillates                       684     764       821      824     774     762      736     779             759
  Other                             414     403       429      440     422     428      394     439             421
  -------------------------------------------------------------------------  ---------------------------------------
    Total                         1,988   2,198     2,334    2,325   2,213   2,152    2,087   2,177           2,139
  =========================================================================  =======================================

  Petroleum Products
   Sales (MB/D)
  Gasoline                        1,258   1,300     1,369    1,416   1,336   1,258    1,300   1,212           1,256
  Distillates                       813     820       848      921     850     862      827     869             853
  Other                             517     555       519      535     531     480      503     439             473
  -------------------------------------------------------------------------  ---------------------------------------
    Total                         2,588   2,675     2,736    2,872   2,717   2,600    2,630   2,520           2,582
  =========================================================================  =======================================
   * Represents marketing sales price less product costs for all distribution channels other than commercial product supply.
   ** Represents a 50 percent and 85 percent interest in the Wood River and Borger refineries, respectively.
      These refineries were contributed to a business venture with EnCana, effective January 1, 2007.
                                                                                                        Page 9 of 12

--------------------------------------------------------------------------------------------------------------------

    ConocoPhillips                                  R&M (continued)

                                                       2006                                     2007
                                   ----------------------------------------  ---------------------------------------
                                   1st Qtr 2nd Qtr 3rd Qtr  4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                   ----------------------------------------  ---------------------------------------

International - Consolidated*
Crude Oil Charge Input (MB/D)          357     505    474    461     450      503      505    434               481
Total Charge Input (MB/D)              369     550    503    494     479      532      528    455               505
Crude Oil Capacity Utilization (%)     94%     92%    86%    83%     88%      91%      92%    79%               87%
Clean Product Yield (%)                71%     64%    69%    72%     69%      68%      67%    71%               69%
--------------------------------------------------------------------------- ----------------------------------------

International - Equity Affiliates - Net
 Share**
Crude Oil Charge Input (MB/D)          133     144    143    144     141      120      145    140               135
Total Charge Input (MB/D)              137     149    149    147     145      121      146    142               137
Crude Oil Capacity Utilization (%)     94%    102%   102%   102%    100%      83%     101%   104%               96%
Clean Product Yield (%)                82%     82%    81%    80%     81%      77%      79%    81%               79%
--------------------------------------------------------------------------- ----------------------------------------

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)          490     649    617    605     591      623      650    574               616
Total Charge Input (MB/D)              506     699    652    641     624      653      674    597               642
Crude Oil Capacity Utilization (%)     94%     94%    89%    87%     91%      90%      93%    84%               89%
Clean Product Yield (%)                74%     68%    72%    74%     72%      70%      69%    74%               71%
--------------------------------------------------------------------------- ----------------------------------------

Refined Products Production (MB/D)
Gasoline                               142     165    165    172     161      160      159    160               160
Distillates                            228     297    288    291     276      289      302    273               288
Other                                  130     233    190    170     181      195      203    160               186
--------------------------------------------------------------------------- ----------------------------------------
  Total                                500     695    643    633     618      644      664    593               634
=========================================================================== ========================================

Petroleum Products Sales (MB/D)
Gasoline                               197     225    204    186     203      176      186    161               174
Distillates                            339     397    374    399     377      381      379    328               363
Other                                  159     249    171    135     179      156      174    140               157
--------------------------------------------------------------------------- ----------------------------------------
  Total                                695     871    749    720     759      713      739    629               694
=========================================================================== ========================================


Worldwide - Including Net Share of Equity
 Affiliates
Crude Oil Charge Input (MB/D)        2,330   2,649  2,744  2,733   2,616    2,561    2,546  2,554             2,554
Total Charge Input (MB/D)            2,484   2,891  2,976  2,957   2,827    2,787    2,756  2,756             2,767
Crude Oil Capacity Utilization (%)     85%     91%    95%    94%     92%      94%      93%    94%               94%
Clean Product Yield (%)                79%     80%    81%    81%     80%      80%      80%    80%               80%
--------------------------------------------------------------------------- ----------------------------------------

Refined Products Production (MB/D)
Gasoline                             1,032   1,196  1,249  1,233   1,178    1,122    1,116  1,119             1,119
Distillates                            912   1,061  1,109  1,115   1,050    1,051    1,038  1,052             1,047
Other                                  544     636    619    610     603      623      597    599               607
--------------------------------------------------------------------------- ----------------------------------------
  Total                              2,488   2,893  2,977  2,958   2,831    2,796    2,751  2,770             2,773
=========================================================================== ========================================

Petroleum Products Sales (MB/D)
Gasoline                             1,455   1,525  1,573  1,602   1,539    1,434    1,486  1,373             1,430
Distillates                          1,152   1,217  1,222  1,320   1,227    1,243    1,206  1,197             1,216
Other                                  676     804    690    670     710      636      677    579               630
--------------------------------------------------------------------------- ----------------------------------------
  Total                              3,283   3,546  3,485  3,592   3,476    3,313    3,369  3,149             3,276
=========================================================================== ========================================
 * Represents our Humber refinery in the United Kingdom, the Whitegate refinery in Ireland, and, effective March 1,
 2006, our Wilhelmshaven refinery in Germany.
 ** Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany, and 47 percent interest in a refinery in Melaka, Malaysia. Through August 31, 2007, represents a 16.33 percent interest in two refineries in
 Kralupy and Litvinov, Czech Republic. We sold our interest in the two Czech refineries effective September 1, 2007.

                                                                                                       Page 10 of 12
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


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
---------------------------------------------------------------------------------------------------------------------

    ConocoPhillips                                LUKOIL INVESTMENT

                                                  2006                                     2007
                                ----------------------------------------- -------------------------------------------
                                   1st Qtr 2nd Qtr 3rd Qtr  4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                ----------------------------------------- -------------------------------------------
   LUKOIL Investment
    Net Income ($ Millions)          249     387     487      302   1,425      256     526     387              1,169
  ======================================================================= ===========================================

  Upstream
  Production*
  Net crude oil production (MB/D)    306     346     388      397     360      393     427     390                404
  Net natural gas production
   (MMCF/D)                           98     343     288      247     244      309     278     249                278
  BOE Total (MBOE/D)                 322     403     436      438     401      445     473     432                450
  ----------------------------------------------------------------------- -------------------------------------------
   * Represents our estimated net share of LUKOIL's production.

  Industry Prices
  Crude Oil ($/bbl)
    Urals crude (CIF
     Mediterranean)                58.25   64.85   65.81    56.48   61.35    53.96   65.30   72.21              64.02
  ----------------------------------------------------------------------- -------------------------------------------

  Downstream
  Refinery Throughput*
  Crude Processed (MB/D)             163     168     164      220     179      219     184     226                210
  ----------------------------------------------------------------------- -------------------------------------------
   * Represents our estimated net share of LUKOIL's crude processed.



                                                      MIDSTREAM

                                                  2006                                     2007
                                ----------------------------------------- -------------------------------------------
                                   1st Qtr 2nd Qtr 3rd Qtr  4th Qtr  YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                ----------------------------------------- -------------------------------------------


  Midstream Net Income
   ($ Millions)                      110     108     169       89     476       85     102     104                291
  ======================================================================= ===========================================

  U.S. Equity Affiliate
   ($ Millions)*                      93      91     128       73     385       50      76      90                216
  ----------------------------------------------------------------------- -------------------------------------------

  Natural Gas Liquids Extracted
   (MB/D)
  Consolidated
    United States                     23      22      23       21      22       15      23      26                 21
    International                      -       -       -        -       -        -       -       -                  -
  Equity
   Affiliates
    United States*                   178     183     180      181     181      174     181     182                179
    International                      6       6       7        7       6        8       7       8                  8
  ----------------------------------------------------------------------- -------------------------------------------
  Total                              207     211     210      209     209      197     211     216                208
  ======================================================================= ===========================================
   * Represents 50 percent interest in DCP
    Midstream.

  Natural Gas Liquids Fractionated
   (MB/D)
  United States*                     141     125     124      136     131      161     163     155                160
  International                       11      14      14       12      13       13      13      13                 13
  ----------------------------------------------------------------------- -------------------------------------------
  Total                              152     139     138      148     144      174     176     168                173
  ======================================================================= ===========================================
   * Excludes DCP Midstream.

  Product Prices
  Weighted Average NGL ($/bbl)*
    Consolidated                   37.64   41.73   44.10    37.41   40.22    37.73   45.19   48.62              43.85
    DCP Midstream                  37.29   41.18   43.00    36.34   39.45    36.55   44.30   47.73              42.86
  ----------------------------------------------------------------------- -------------------------------------------
  * Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.


  DD&A ($ Millions)                    7       8       7        7      29        4       3       4                 11
  ----------------------------------------------------------------------- -------------------------------------------



                                                                                                        Page 11 of 12
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


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
----------------------------------------------------------------------------------------------------------------------------------

    ConocoPhillips

                                                            CHEMICALS

                                                      2006                                            2007
                                 --------------------------------------------    -------------------------------------------------
                                 1st Qtr  2nd Qtr  3rd Qtr  4th Qtr    YTD       1st Qtr  2nd Qtr  3rd Qtr  4th Qtr      YTD
                                 --------------------------------------------    -------------------------------------------------
  Chemicals
    Net Income (Loss)
  ($ Millions)                       149      103      142       98      492          82       68      110                    260
  ==========================================================================     =================================================

  Industry Margins (Cents/Lb)*
  Ethylene industry cash margin     20.5     14.3     17.0     16.0     17.0        11.1     10.8     11.5                   11.1
  HDPE industry contract sales
   margin                           15.9     14.0     13.9     11.9     13.9        13.5     14.6     14.8                   14.3
  Styrene industry contract sales
   margin                           12.5     11.9     11.3     11.5     11.8        11.1     11.6     11.5                   11.4
  --------------------------------------------------------------------------     -------------------------------------------------
  * Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on
  assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin
   & Gertz make no guarantee or warranty
  and assume no liability as to their
   use.


                                                       EMERGING BUSINESSES


                                                      2006                                            2007
                                 --------------------------------------------    -------------------------------------------------
                                 1st Qtr  2nd Qtr  3rd Qtr  4th Qtr    YTD       1st Qtr  2nd Qtr  3rd Qtr  4th Qtr      YTD
                                 --------------------------------------------    -------------------------------------------------
  Emerging Businesses
    Net Income (Loss)
  ($ Millions)                         8      (12)      11        8       15          (1)     (12)       3                    (10)
  ======================================= ======== ======== ======== ========    ======== ======== ======== ======= ==============

  Detail of Net Income (Loss)
  ($ Millions)
  Power                               31        3       26       22       82          13       (1)      21                     33
  Other                              (23)     (15)     (15)     (14)     (67)        (14)     (11)     (18)                   (43)
  --------------------------------------------------------------------------     -------------------------------------------------
  Total                                8      (12)      11        8       15          (1)     (12)       3                    (10)
  ==========================================================================     =================================================




                                                      CORPORATE AND OTHER


                                                      2006                                            2007
                                 --------------------------------------------    -------------------------------------------------
                                 1st Qtr  2nd Qtr  3rd Qtr  4th Qtr    YTD       1st Qtr  2nd Qtr  3rd Qtr  4th Qtr      YTD
                                 --------------------------------------------    -------------------------------------------------
  Corporate and Other
    Net Income (Loss)
  ($ Millions)                      (168)    (412)    (301)    (306)  (1,187)       (341)    (337)    (320)                  (998)
  ==========================================================================     =================================================


  Detail of Net Income (Loss)
  ($ Millions)
  Net interest expense               (93)    (267)    (242)    (268)    (870)       (244)    (224)    (195)                  (663)
  Corporate overhead                 (26)     (39)     (35)     (33)    (133)        (23)     (54)     (49)                  (126)
  Acquisition-related expenses        (5)     (39)     (32)     (22)     (98)        (13)     (16)     (11)                   (40)
  Other                              (44)     (67)       8       17      (86)        (61)     (43)     (65)                  (169)
  --------------------------------------------------------------------------     -------------------------------------------------
  Total                             (168)    (412)    (301)    (306)  (1,187)       (341)    (337)    (320)                  (998)
  ==========================================================================     =================================================


  Before-Tax Net Interest Expense
  ($ Millions)
  Interest expense                  (226)    (468)    (417)    (434)  (1,545)       (395)    (411)    (485)                (1,291)
  Capitalized
   interest                          111      107      110      130      458         135      139      141                    415
  Interest revenue                    30       35       38        2      105          31       24      153                    208
  Premium on early debt
   retirement                          -        -        -        -        -         (17)       -        -                    (17)
  --------------------------------------------------------------------------     -------------------------------------------------
                                     (85)    (326)    (269)    (302)    (982)       (246)    (248)    (191)                  (685)
  ==========================================================================     =================================================

  Debt
  Total Debt ($ Millions)         32,193   29,510   27,807   27,134   27,134      23,668   22,812   21,876                 21,876
  Debt-to-Capital Ratio               30%      27%      25%      24%      24%         22%      21%      20%                    20%
  --------------------------------------------------------------------------     -------------------------------------------------



                                                                                                                     Page 12 of 12
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